                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K
                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d)
                                      Of the Securities Exchange Act of 1934

                         Date of Report (Date of Earliest Event Reported): March 31, 2004

                                            THE PHOENIX COMPANIES, INC.
                              (Exact Name of Registrant as Specified in Its Charter)

              Delaware                               1-16517                              06-1599088
   (State or other jurisdiction of          (Commission File Number)             (I.R.S. Employer I.D. Number)
           Incorporation)

                                     One American Row, Hartford, CT 06102-5056
                                     (Address of Principal Executive Offices)
                                                    (Zip Code)

                                                  (860) 403-5000
                               (Registrant's Telephone Number, including area code)

Item 12.          Results of Operations and Financial Condition

         On May 4, 2004, The Phoenix Companies, Inc. issued a news release announcing its financial results and made available on its website its Financial Supplement for the quarter ended March 31, 2004.  The news release is furnished as Exhibit 99.1, respectively, hereto.

Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           The following exhibit is furnished herewith:

                           Exhibit 99.1  News release of The Phoenix Companies, Inc. dated May 4, 2004, announcing the company's financial results for the quarter ended March 31, 2004.

                                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PHOENIX COMPANIES, INC.

Date: May 4, 2004                            By:   /s/ Scott R. Lindquist
                                                   Name:   Scott R. Lindquist
                                                   Title:  Senior Vice President and Chief Accounting Officer